Exhibit 99.1

TDS and U.S. Cellular [AMEX:USM] each issued a press release on Oct. 22 reporting certain third-quarter and nine-month operating data. Both press releases can be found in the Conference Call section of the Investor Relations section of www.teldta.com. In addition, TDS and U.S. Cellular hosted a joint conference call on Oct. 22 and discussed certain third-quarter operating data. TDS and U.S. Cellular will not be hosting another conference call to discuss third-quarter results. Interested parties may listen to the Oct. 22 replay by accessing the Conference Call section of the Investor Relations section of www.teldta.com or at http://www.firstcallevents.com/service/ajwz390314455gf12.html. In addition, certain financial and statistical information contained in the conference call presentation was posted to the TDS web site together with reconciliations to GAAP of any non-GAAP information.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Ruth E. Venning, Director, Corporate Relations
(312) 592-5327 ruth.venning@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS FULL THIRD-QUARTER RESULTS

Oct. 31, 2003 — Chicago, Illinois – Telephone and Data Systems, Inc. [AMEX:TDS] reported full operating results for the third quarter and nine months ended Sept. 30, 2003. Operating revenues were $874.8 million for the third quarter of 2003, up 12% from $784.1 million in the comparable period a year ago. Operating income increased 44% to $135.5 million from $94.2 million in the third quarter of 2002. Net income available to common and diluted earnings per share were $33.6 million and $.58 respectively, in the third quarter of 2003 compared to net loss available to common and diluted loss per share of $20.6 million and $.35 respectively, in the third quarter of 2002. In the third quarter of 2002, the company recorded a pre-tax writedown of $90.1 million ($53.6 million net of income taxes of $32.6 million and minority interest of $3.9 million) on the value of certain notes receivable.

The company recorded a diluted loss per share of $.03 for discontinued operations in the quarter relating to certain liabilities associated with the merger of Aerial Communications, Inc. with VoiceStream Wireless Corporation in 2000. Diluted earnings per share from continuing operations was $.61 compared to a diluted loss from continuing operations per share of $.35 in the third quarter a year ago.

Prior Third Quarter Announcements
TDS and U.S. Cellular each issued a press release on Oct. 22 reporting third-quarter and nine-month operating data. Both press releases can be found in the Conference Call section of the Investor Relations section of

www.teldta.com. In addition, TDS and U.S. Cellular hosted a joint conference call on Oct. 22 and discussed third-quarter operating data. TDS and U.S. Cellular will not be hosting another conference call to discuss third-quarter results.

The operating data released on Oct. 22 are not changed by the information reported in this press release, which includes the full operating results for the third quarter and nine months ending Sept. 30, 2003. TDS and U.S. Cellular had released only certain operating data on Oct. 22 due to uncertainty about the applicability and effect of recent guidance regarding the implementation of SFAS 150, “Accounting for Certain Instruments with Characteristics of both Liabilities and Equity” that relate to mandatorily redeemable noncontrolling interests. On Oct. 29, 2003, TDS was advised that the Financial Accounting Standards Board (“FASB”) deferred those provisions of SFAS 150 and prohibited early adoption while the FASB reconsiders these provisions. Consequently, as required by this decision, the results of operations do not include any effects related to SFAS 150.

Other Financial Matters
The company recorded an additional $9.8 million income tax expense related to the exchange of properties between U.S. Cellular and AT&T Wireless that resulted in an overall effective tax rate of 51.6% in the quarter. Excluding the additional income tax expense related to the exchange, the effective tax rate would have been 42.1%.

The company redeemed the 8.5% and 8.04% Trust Originated Preferred Securities (“TOPrSSM”) effective Sept. 2, 2003. As a result, the minority interest in income of a subsidiary trust account only includes interest through the redemption date.

Other income (expense), net includes $8.7 million of deferred debt expenses, including underwriting and printing fees, relating to the redemption of the TOPrS.

TDS and U.S. Cellular Reported Certain Operating Data for Third Quarter — Oct. 22, 2003
TDS and U.S. Cellular each issued a press release on Oct. 22 reporting certain third-quarter and nine-month operating data. Both press releases can be found in the Conference Call section of the Investor Relations section of www.teldta.com. In addition, TDS and U.S. Cellular hosted a joint conference call on Oct. 22 and discussed certain third-quarter operating data. TDS and U.S. Cellular will not be hosting another conference call to discuss third-quarter results. Interested parties may listen to the Oct. 22 replay by accessing the Conference Call section of the Investor Relations section of www.teldta.com or at http://www.firstcallevents.com/service/ajwz390314455gf12.html. In addition, certain financial and statistical information contained in the conference call presentation was posted to the TDS web site together with reconciliations to Generally Accepted Accounting Principles (“GAAP”) of any non-GAAP information.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. As of September 30, the company employed approximately 10,800 people and served approximately 5.3 million customers/units in 35 states.

For more information about TDS and its subsidiaries, visit the web sites at:
TDS: http://www.teldta.com	TDS Telecom: http://www.tdstelecom.com
USM: http://www.uscellular.com	TDS Metrocom http://www.tdsmetro.com

2
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
U.S. Cellular:
Consolidated Markets:
Total population (000s) (1)	45,817	41,288	41,288	41,048	41,048
Customer units	4,268,000	4,343,000	4,240,000	4,103,000	3,943,000
Net customer unit activations	66,000	103,000	137,000	160,000	76,000
Market penetration (1)	9.32%	10.52%	10.27%	10.00%	9.61%
Markets in operation (2)	141	150	149	149	149
Cell sites in service	4,082	4,106	3,987	3,914	3,750
Average monthly revenue per unit (3)	$49.05	$47.38	$45.05	$47.91	$49.31
Retail service revenue per unit (3)	$39.57	$38.69	$37.05	$38.69	$38.95
Inbound roaming revenue per unit (3)	$4.65	$4.41	$4.36	$5.37	$6.52
Long-distance/other revenue per unit (3)	$4.83	$4.28	$3.64	$3.85	$3.84
Minutes of use (MOU) (4)	435	424	377	359	327
Postpay churn rate per month (5)	1.6%	1.5%	1.6%	1.8%	2.0%
Marketing cost per gross
customer unit addition (6)	$405	$378	$358	$369	$348
Construction Expenditures (000s)	$135,111	$163,076	$140,926	$281,615	$192,256

(1)	Market penetration is calculated using 2002 Claritas population estimates for 9/30/03, 6/30/03 and 3/31/03 and 2001 Claritas estimates for all other periods. "Total population" represents the total incremental population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 9/30/03 total population amounts exclude the population of the 10 markets transferred to AWE in August 2003 and include the population of the 14 markets acquired from AWE in August 2003.
(2)	Represents only those markets which have begun marketing operations.
(3)	Per unit revenue measurements are derived from Service Revenues for each respective quarter as follows:

(Dollars in Thousands)

Retail service revenue during quarter	$506,983	$498,176	$464,341	$464,633	$443,290
Inbound roaming revenue during quarter	59,638	56,840	54,606	64,533	74,243
Long-distance/other revenue during quarter	61,819	55,093	45,654	46,221	43,707

Service Revenues	$628,440	$610,109	$564,601	$575,387	$561,240
Equipment sales revenues	28,903	29,701	31,313	26,546	18,546

U.S. Cellular Operating Revenues as reported	$657,343	$639,810	$595,914	$601,933	$579,786

Divided by average customers during quarter (000s)	4,271	4,292	4,178	4,003	3,794
Divided by three months in each quarter	3	3	3	3	3

Retail service revenue per unit	$39.57	$38.69	$37.05	$38.69	$38.95
Inbound roaming revenue per unit	$4.65	$4.41	$4.36	$5.37	$6.52
Long-distance/other revenue per unit	$4.83	$4.28	$3.64	$3.85	$3.84

Average monthly revenue per unit	$49.05	$47.38	$45.05	$47.91	$49.31

(4)	Average monthly local minutes of use (without roaming)
(5)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(6)	The numerator of this calculation is the sum of Marketing and Selling Expenses and Cost of Equipment Sold, less Equipment Sales Revenues (excluding agent rebates related to customer retention), for each respective quarter. The numerator is then divided by the number of gross customers activated on the U.S. Cellular network for each respective quarter to arrive at marketing cost per gross customer unit addition.

3
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002
TDS Telecom
ILEC:
Access line equivalents (1)	721,600	718,800	713,800	711,200	714,400
Growth in equivalent ILEC access lines
from prior quarter-end:
Acquisitions	—	—	—	—	7,800
Internal growth	2,800	5,000	2,600	(3,200)	600
Access lines	668,200	669,600	669,900	672,400	677,400
Average monthly revenue
per access line equivalent (2)	$76.25	$74.35	$74.68	$76.34	$74.39
Internet service accounts	115,600	116,700	118,100	117,600	118,400
Digital Subscriber Lines (DSL) customers	19,300	16,200	12,800	9,100	8,100
Long Distance customers	218,600	211,900	202,100	197,500	189,200
Caller I.D. penetration (3)	32.4%	31.8%	31.3%	30.9%	30.3%
Voicemail penetration (3)	13.4%	13.3%	13.2%	13.4%	13.5%
Construction Expenditures (000s)	$32,007	$29,288	$15,412	$35,540	$36,484
CLEC:
Access line equivalents - total CLECs (1)	346,500	323,600	303,900	291,400	273,100
TDS Metrocom	260,200	242,300	227,500	220,200	206,200
USLink	86,300	81,300	76,400	71,200	66,900
Internet service accounts	23,600	23,900	24,500	24,700	24,700
Percent of access lines on-switch:
TDS Metrocom	100.0%	100.0%	100.0%	100.0%	100.0%
U.S. Link	28.5%	23.1%	20.7%	20.6%	20.2%
Digital Subscriber Lines (DSL):
TDS Metrocom	17,600	14,100	13,100	11,800	10,300
Construction Expenditures (000s)	$7,999	$5,504	$3,705	$16,216	$9,653

(1)	Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line. Basic rate ISDN = 2 DS0s; Primary rate ISDN = 23 DS0s; T1 = 24 DS0s; Trunk Lines = 1; DSLs = 1
(2)	Per access line equivalent revenue measurements are derived from Operating Revenues for each respective quarter as follows:

(Dollars in Thousands)

Local Telephone Operations ("ILEC")	$164,650	$159,805	$159,597	$163,254	$158,961
Competitive Local Exchange Carrier Operations	53,468	52,479	52,439	51,088	45,998
Intercompany eliminations	(707)	(807)	(532)	(651)	(643)

TDS Telecom Operating Revenues as reported	$217,411	$211,477	$211,504	$213,691	$204,316

Divided by average ILEC equivalent access lines
during quarter (000s)	719.8	716.4	712.4	712.8	712.3
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per ILEC access line equivalent	$76.25	$74.35	$74.68	$76.34	$74.39

(3)	Caller I.D. and Voicemail penetration is the total residential and business one-party customers purchasing the service divided by the total of these lines equipped for the service.

4
TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended September 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$657,343	$579,786	$77,557	13.4%
TDS Telecom	217,411	204,316	13,095	6.4%

	874,754	784,102	90,652	11.6%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	459,590	414,213	45,377	11.0%
Depreciation and Amortization	102,164	102,876	(712)	(0.7%	)
Loss on Assets Held for Sale	(1,442)	—	(1,442)	N/M

	560,312	517,089	43,223	8.4%

TDS Telecom
Expenses excluding Depreciation and Amortization	138,319	132,470	5,849	4.4%
Depreciation and Amortization	40,604	40,333	271	0.7%

	178,923	172,803	6,120	3.5%

Total Operating Expenses	739,235	689,892	49,343	7.2%

Operating Income
U.S. Cellular	97,031	62,697	34,334	54.8%
TDS Telecom	38,488	31,513	6,975	22.1%

	135,519	94,210	41,309	43.8%

Other Income (Expense)
Interest and Dividend Income	4,426	2,213	2,213	100.0%
Investment Income	11,644	13,335	(1,691)	(12.7%	)
(Loss) on Marketable Securities and Other Investments	—	(90,071)	90,071	N/M
Interest (Expense)	(41,604)	(33,451)	(8,153)	24.4%
Minority Interest in Income of Subsidiary Trust	(4,273)	(6,202)	1,929	N/M
Other Income (Expense), Net	(8,550)	2,511	(11,061)	N/M

	(38,357)	(111,665)	73,308	N/M

Income (Loss) Before Income Taxes	97,162	(17,455)	114,617	N/M
Income Tax Expense	50,142	(1,205)	51,347	N/M

Income (Loss) Before Minority Interest	47,020	(16,250)	63,270	N/M
Minority Share of (Income), net of tax	(11,717)	(4,238)	(7,479)	N/M

Income (Loss) From Continuing Operations	35,303	(20,488)	55,791	N/M
Discontinued Operations, net of taxes	(1,609)	—	(1,609)	N/M

Net Income (Loss)	33,694	(20,488)	54,182	N/M
Preferred Dividend Requirement	(104)	(105)	1	N/M

Net Income (Loss) Available to Common	$33,590	$(20,593)	$54,183	N/M

Basic Average Common Shares Outstanding (000s)	57,420	58,660	(1,240)	(2.1%	)
Basic Earnings (Loss) Per Share
Income (Loss) from Continuing Operations	$0.61	$(0.35)	$0.96	N/M
Discontinued Operations	(0.03)	—	(0.03)	N/M

	$0.58	$(0.35)	$0.93	N/M

Diluted Average Common Shares Outstanding (000s)	57,793	58,660	(867)	(1.5%	)
Diluted Earnings (Loss) Per Share
Income (Loss) from Continuing Operations	$0.61	$(0.35)	$0.96	N/M
Discontinued Operations	(0.03)	—	(0.03)	N/M

	$0.58	$(0.35)	$0.93	N/M

N/M - Percentage change not meaningful

5
TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Nine Months Ended September 30, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$1,893,067	$1,582,545	$310,522	19.6%
TDS Telecom	640,392	587,197	53,195	9.1%

	2,533,459	2,169,742	363,717	16.8%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	1,407,270	1,086,863	320,407	29.5%
Depreciation and Amortization	314,938	252,037	62,901	25.0%
Loss on Assets Held for Sale	25,558	—	25,558	N/M

	1,747,766	1,338,900	408,866	30.5%

TDS Telecom
Expenses excluding Depreciation and Amortization	400,301	389,266	11,035	2.8%
Depreciation and Amortization	122,462	118,707	3,755	3.2%

	522,763	507,973	14,790	2.9%

Total Operating Expenses	2,270,529	1,846,873	423,656	22.9%

Operating Income
U.S. Cellular	145,301	243,645	(98,344)	(40.4%	)
TDS Telecom	117,629	79,224	38,405	48.5%

	262,930	322,869	(59,939)	(18.6%	)

Other Income (Expense)
Interest and Dividend Income	14,823	52,447	(37,624)	(71.7%	)
Investment Income	37,911	32,124	5,787	18.0%
(Loss) on Marketable Securities and Other Investments	(8,500)	(1,846,597)	1,838,097	N/M
Interest (Expense)	(128,957)	(92,170)	(36,787)	39.9%
Minority Interest in Income of Subsidiary Trust	(16,678)	(18,607)	1,929	N/M
Other Income (Expense), Net	(14,488)	2,494	(16,982)	N/M

	(115,889)	(1,870,309)	1,754,420	N/M

Income (Loss) Before Income Taxes	147,041	(1,547,440)	1,694,481	N/M
Income Tax Expense	78,211	(588,323)	666,534	N/M

Income (Loss) Before Minority Interest	68,830	(959,117)	1,027,947	N/M
Minority Share of (Income), net of tax	(18,371)	849	(19,220)	N/M

Income (Loss) From Continuing Operations	50,459	(958,268)	1,008,727	N/M
Discontinued Operations, net of taxes	(1,609)	—	(1,609)	N/M

Income (Loss) Before Cumulative Effect of Accounting Change	48,850	(958,268)	1,007,118	N/M
Cumulative Effect of Accounting Change	—	3,366	(3,366)	N/M

Net Income (Loss)	48,850	(954,902)	1,003,752	N/M
Preferred Dividend Requirement	(312)	(323)	11	N/M

Net Income (Loss) Available to Common	$48,538	$(955,225)	$1,003,763	N/M

Basic Average Common Shares Outstanding (000s)	57,829	58,633	(804)	(1.4%	)
Basic Earnings (Loss) Per Share
Income (Loss) from Continuing Operations	$0.87	$(16.35)	$17.22	N/M
Discontinued Operations	(0.03)	—	(0.03)	N/M
Cumulative Effect of Accounting Change	—	0.06	(0.06)	N/M

	$0.84	$(16.29)	$17.13	N/M

Diluted Average Common Shares Outstanding (000s)	57,924	58,633	(709)	(1.2%	)
Diluted Earnings (Loss) Per Share
Income (Loss) from Continuing Operations	$0.86	$(16.35)	$17.21	N/M
Discontinued Operations	(0.03)	—	(0.03)	N/M
Cumulative Effect of Accounting Change	—	0.06	(0.06)	N/M

	$0.83	$(16.29)	$17.12	N/M

N/M - Percentage change not meaningful 6
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	September 30, 2003	December 31, 2002

Current Assets
Cash and cash equivalents	$934,139	$1,298,936
Accounts receivable from customers and other	400,272	448,033
Federal Income Tax receivable	—	40,000
Materials and supplies, at average cost, and
other current assets	137,728	161,043

	1,472,139	1,948,012

Investments
Wireless license costs, net	1,158,938	1,038,556
Goodwill, net	1,007,461	1,106,451
Intangible Assets	27,201	40,087
Marketable equity securities	2,207,544	1,944,939
Investments in unconsolidated entities	222,529	205,995
Notes Receivable	6,476	7,287
Other investments	15,374	14,914

	4,645,523	4,358,229

Property, Plant and Equipment, net
U.S. Cellular	2,198,561	2,148,432
TDS Telecom	1,050,029	1,047,811

	3,248,590	3,196,243

Other Assets and Deferred Charges
Derivative Asset	—	2,630
Other Assets and Deferred Charges	88,405	96,914

	88,405	99,544

	$9,454,657	$9,602,028

7a
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND STOCKHOLDERS’ EQUITY

	September 30, 2003	December 31, 2002

Current Liabilities
Current portion of long-term debt	$19,210	$64,482
Notes payable	471,368	461,792
Accounts payable	250,763	361,758
Advance billings and customer deposits	108,469	95,922
Accrued interest	20,866	31,751
Accrued taxes	49,377	34,413
Accrued compensation	56,820	58,678
Other current liabilities	52,429	58,370

	1,029,302	1,167,166

Deferred Liabilities and Credits
Deferred taxes	1,269,918	1,170,505
Derivative Liability	222,685	61,160
Asset Retirement Obligation	34,391	—
Other	62,811	55,645

	1,589,805	1,287,310

Long-term Debt, excluding current portion
Prepaid Forward Contracts	1,668,656	1,656,616
Other Long-term Debt	1,565,187	1,641,624

	3,233,843	3,298,240

Minority Interest	511,555	489,735

Company-Obligated Mandatorily Redeemable Preferred
Securities of Subsidiary Trust Holding Solely
Company Subordinated Debentures	—	300,000

Preferred Shares	6,554	6,954

Common Stockholders’ Equity
Common Shares, $.01 par value	561	559
Series A Common Shares, $.01 par value	64	66
Capital in excess of par value	1,836,384	1,832,806
Treasury Shares	(459,023)	(404,169)
Accumulated other comprehensive income	252,290	191,704
Retained earnings	1,453,322	1,431,657

	3,083,598	3,052,623

	$9,454,657	$9,602,028

7b

BALANCE SHEET HIGHLIGHTS
SEPTEMBER 30, 2003
(Unaudited, dollars in thousands)

	U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated

Cash and Cash Equivalents	$21,945	$312,712	$599,482	$—	$934,139
Affiliated Cash Investments	—	477,320	—	(477,320)	—
Notes Receivable--Affiliates	—	—	415,610	(415,610)	—

	$21,945	$790,032	$1,015,092	$(892,930)	$934,139

Cellular License, Goodwill and Intangibles, net	$1,735,919	$457,681	$—	$—	$2,193,600
Marketable Equity Securities	211,178	58,386	1,937,980	—	2,207,544
Investment in Unconsolidated Entities	178,417	19,218	32,992	(8,098)	222,529
Notes Receivable	6,476	—	—	—	6,476
Long-term Notes Receivable - Affiliates	—	—	105,400	(105,400)	—
Other Investments	—	15,374	—	—	15,374

	$2,131,990	$550,659	$2,076,372	$(113,498)	$4,645,523

Property, Plant and
Equipment, net	$2,198,561	$1,050,029	$—	$—	$3,248,590

Notes Payable:
external	$470,000	$—	$1,368	$—	$471,368
cash management	—	—	477,320	(477,320)	—
intercompany	—	415,610	—	(415,610)	—

	$470,000	$415,610	$478,688	$(892,930)	$471,368

Prepaid Forward Contracts	$159,856	$41,182	$1,467,618	$—	$1,668,656

Long-term Debt:
Current Portion	$—	$17,741	$1,469	$—	$19,210
Affiliated	105,000	400	—	(105,400)	—
Non-current Portion	548,356	250,385	766,446	—	1,565,187

Total	$653,356	$268,526	$767,915	$(105,400)	$1,584,397

Preferred Shares	$—	$—	$6,554	$—	$6,554

Total Outstanding Debt and
Preferred Shares	$1,283,212	$725,318	$2,720,775	$(998,330)	$3,730,975

Construction Expenditures:
Quarter Ended 9/30/03	$135,111	$40,006	$1,485		$176,602
Nine Months Ended 9/30/03	$439,113	$93,915	$4,497		$537,525

8
TDS Telecom Highlights Three Months Ended September 30 (Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$50,370	$49,324	$1,046	2.1%
Network Access and Long-Distance	91,050	88,139	2,911	3.3%
Miscellaneous	23,230	21,498	1,732	8.1%

	$164,650	$158,961	$5,689	3.6%

Operating Expenses
Network Operations	41,240	37,097	4,143	11.2%
Customer Operations	23,723	23,677	46	0.2%
Corporate Expenses	20,848	19,432	1,416	7.3%
Depreciation and Amortization	32,059	32,907	(848)	(2.6%	)

	$117,870	$113,113	$4,757	4.2%

Operating Income	$46,780	$45,848	$932	2.0%

Competitive Local Exchange Carrier Operations
Revenues	$53,468	$45,998	$7,470	16.2%

Expenses excluding Depreciation and Amortization	53,215	52,907	308	0.6%
Depreciation and Amortization	8,545	7,426	1,119	15.1%

	$61,760	$60,333	$1,427	2.4%

Operating (Loss)	$(8,292)	$(14,335)	$6,043	42.2%

TDS Telecom Highlights Nine Months Ended September 30 (Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$149,163	$143,599	$5,564	3.9%
Network Access and Long-Distance	269,140	257,108	12,032	4.7%
Miscellaneous	65,749	62,826	2,923	4.7%

	$484,052	$463,533	$20,519	4.4%

Operating Expenses
Network Operations	119,219	102,791	16,428	16.0%
Customer Operations	69,481	67,682	1,799	2.7%
Corporate Expenses	62,123	70,130	(8,007)	(11.4%	)
Depreciation and Amortization	97,799	97,409	390	0.4%

	$348,622	$338,012	$10,610	3.1%

Operating Income	$135,430	$125,521	$9,909	7.9%

Competitive Local Exchange Carrier Operations
Revenues	$158,386	$125,514	$32,872	26.2%

Expenses excluding Depreciation and Amortization	151,524	150,513	1,011	0.7%
Depreciation and Amortization	24,663	21,298	3,365	15.8%

	$176,187	$171,811	$4,376	2.5%

Operating (Loss)	$(17,801)	$(46,297)	$28,496	61.6%

N/M - Percentage change not meaningful. 9